SCOTTSDALE BUSINESS SYSTEMS INC./CYBERSPEEDWAY
                                 BALANCE SHEET
                           December 31, 2000 and 1999


                         ASSETS                                         2000              1999
                                                                        ----              ----
CURRENT ASSETS
     Cash and equivalents                                               $      2,772      $         881
     Accounts receivable, trade (less allowance for
           doubtful accounts of $5,013 and $3,409 respectively)               28,556             19,426
     Other current assets                                                      1,530              7,716
                                                                      --------------     --------------
          Total Current Assets                                                32,858             28,023
                                                                      --------------     --------------
PROPERTY AND EQUIPMENT, NET                                                   15,848             22,801
                                                                      --------------     --------------
OTHER ASSETS
     Deposits                                                                  1,536              1,536
     Licenses, net                                                                 -              5,833
                                                                      --------------     --------------
          Total Other Assets                                                   1,536              7,369
                                                                      --------------     --------------
          TOTAL ASSETS                                                   $    50,242     $       58,193
                                                                      ==============     ==============

                LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Revolving line of credit                                            $    65,000     $       33,000
     Current portion of capital lease obligation                               3,681              9,542
     Accounts payable - trade                                                 30,689             30,274
     Accrued payroll                                                           5,527              7,918
     Other liabilities                                                         8,535              7,818
                                                                      --------------     --------------
     TOTAL CURRENT LIABILITIES                                               113,432             88,552
                                                                      --------------     --------------
LONG-TERM LIABILITIES
      Long-term portion of capital lease obligation                                -              3,681
      Notes payable to shareholder                                            10,000                  -
                                                                      --------------     --------------
          TOTAL LONG-TERM LIABILITIES                                         10,000              3,681
                                                                      --------------     --------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Common stock,  Authorized 100,000 shares, no par
          value; Issued 4,280 shares,Outstanding 3,530 shares
          (2000 and 1999)                                                     87,800             87,800
     Retained earnings (deficit)                                            (160,990)          (121,840)
                                                                      --------------     --------------
          TOTAL STOCKHOLDERS' EQUITY                                         (73,190)           (34,040)
                                                                      --------------     --------------
          TOTAL LIABILITIES AND
               STOCKHOLDERS' EQUITY                                      $    50,242     $       58,193
                                                                      ==============     ==============


                 SCOTTSALE BUSINESS SYSTEMS INC./CYBERSPEEDWAY
                             STATEMENT OF OPERATIONS
                           December 31, 2000 and 1999


                                                                           2000                1999
REVENUE                                                                      $     474,647     $            573,512

COST OF SALES                                                                      195,332                  224,824

GROSS PROFIT                                                                       279,315                  348,688

OPERATING EXPENSES
     Selling, general and administrative                                            299,813                 330,628
     Depreciation and amortization                                                   13,766                  34,611
          Total Operating Expenses                                                  313,579                 365,239
                                                                         ------------------    --------------------

LOSS FROM OPERATIONS                                                               (34,264)                (16,551)
                                                                         ------------------    --------------------

OTHER INCOME (EXPENSE)
     Miscellaneous income                                                             2,690                     696
     Interest expense                                                               (7,576)                 (7,896)
                                                                         ------------------    --------------------
          Total Other Income (Expenses)                                             (4,886)                 (7,200)
                                                                         ------------------    --------------------

NET (LOSS)                                                                  $      (39,150)    $           (23,751)
                                                                         ==================    ====================


(LOSS) PER COMMON SHARE                                                     $          (11)    $                 (7)
                                                                         ==================    ====================

WEIGHTED AVERAGE NUMBER OF
     SHARES OUTSTANDING                                                               3,530                   3,530
                                                                         ==================    ====================


 SCOTTSDALE BUSINESS SYSTEMS INC./CYBERSPEEDWAY
                            STATEMENT OF CASH FLOWS
                     Years ended December 31, 2000 and 1999

                                                                                    2000                 1999
                                                                                    ----                 ----
CASH FLOW FROM OPERATING ACTIVITIES:
   Net (loss)                                                                       $    (39,150)        $   (23,751)
   Adjustments to reconcile net loss to net cash used in operating activities:
           Depreciation and amortization
                                                                                          13,766              34,611
           (Increase) decrease in
                Accounts receivable, net
                                                                                          (9,130)             99,490
                Other current assets
                                                                                           6,186               1,430
           Increase (decrease) in
                Accounts payable - trade
                                                                                             415            (117,751)
                Accrued payroll
                                                                                          (2,389)              7,918
                Other liabilities
                                                                                             715              (8,504)
                                                                               -----------------    ----------------

          NET CASH USED BY OPERATING ACTIVITIES
                                                                                         (29,587)             (6,557)
                                                                                -----------------    ----------------

CASH FLOW FROM INVESTING ACTIVITIES:
     Purchase of equipment
                                                                                            (980)             (4,836)
                                                                                -----------------    ----------------

          NET CASH PROVIDED (USED) BY INVESTING
ACTIVITIES                                                                                  (980)             (4,836)
                                                                                -----------------    ----------------

CASH FLOW FROM FINANCING ACTIVITIES:
     Proceeds from line of credit
                                                                                          78,500              98,000
     Payments on line of credit
                                                                                         (46,500)            (65,000)
     Payments on capital lease obligations
                                                                                          (9,542)             (7,605)
     Loans from shareholder
                                                                                         100,000                   -
     Payments on loan from shareholder
                                                                                         (90,000)                  -
                                                                                -----------------    ----------------

          NET CASH PROVIDED BY FINANCING ACTIVITIES
                                                                                          32,458              25,395
                                                                                -----------------    ----------------
NET INCREASE IN CASH
                                                                                           1,891              14,002

CASH, BEGINNING OF YEAR
                                                                                             881             (13,121)
                                                                                ----------------    ----------------

CASH, END OF YEAR                                                                          2,772                 881
                                                                                ================    ================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
     INFORMATION:
          Cash paid for interest                                                    $      7,576         $     7,896
                                                                               =================    ================


                 SCOTTSDALE BUSINESS SYSTEMS INC./CYBERSPEEDWAY
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                     Years ended December 31, 200 and 1999


                                            Common Stock           Retained                Treasury Stock
                                         Shares      Amount        Earnings (Deficit)    Shares         Amount        Total
                                         ------      ------        --------              ------         ------        -----
(Unaudited)
Balance, December 31, 1998                4,280      $  87,800     $      (98,089)          750         $    -        $     (10,289)

(Audited)

Net  (loss) for the year                                                  (23,751)                                          (23,751)

Balance, December 31, 1999                4,280         87,800           (121,840)          750              -              (34,040)

Net  (loss) for the year                                                  (39,150)                                          (39,150)

Balance, December 31, 2000                4,280         87,800           (160,990)          750              -              (73,190)
